Exhibit 10.49
EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into effective as of the ___ day of December, 2019, by and between GUIDED THERAPEUTICS, INC., a Delaware corporation (the “Company”) and the undersigned creditor of the Company (the “Creditor”).

W I T N E S S E T H :

WHEREAS, the Creditor is the payee of certain obligations owed to the Creditor by the Company as set forth on Exhibit A hereto (the “Obligations”);

WHEREAS, in satisfaction in full of the Obligations, which may include both cash and associated warrants to purchase the Company’s common stock, the Creditor is willing to accept certain new securities of the Company as set forth on Exhibit B hereto (the “Securities”) and such transaction, the “Exchange”, thereby forfeiting any rights to warrants or other equity associated with such Obligations;

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act; and
WHEREAS, the Company and the Creditor desire to enter into this Agreement to evidence and set forth the terms of the exchange of the Securities for and in satisfaction of the Obligations;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto, being duly sworn, do covenant, agree and certify as follows:

1.           Recitals. The parties hereto acknowledge and agree that the foregoing recitals are true and accurate and constitute part of this Agreement to the same extent as if contained in the body hereof.

2.           Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Obligations (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:
“Affiliate” means any Creditor that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Creditor, as such terms are used in and construed under Rule 405 under the Securities Act.
“Board of Directors” means the board of directors of the Company.
“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Creditor” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Securities” has the meaning set forth in the Preamble of this Agreement.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
3.           Exchange and Satisfaction. The Obligations are hereby surrendered by the Creditor and exchanged for the Securities and other considerations according to the following terms and conditions.

a.
As of December ____, 2019, the Creditor currently holds unsecured notes with Company in the amount of $_______, including both principal and interest,. Both the Company and Creditor wish to continue their relationship under mutually agreeable terms.

b.
In lieu of agreeing to dismiss the entire amount of what the Creditor is currently owed by the Company, the Creditor agrees to accept in exchange 1,905,270 shares of the Company’s Stock and warrants to purchase the Company’s common shares, pursuant to a separate warrant agreement to be executed once the Company has successfully completed a new financing as defined in Section 3c. below. The schedule of warrants to purchase common shares of Guided Therapeutics is listed below:

(i)
Warrants to purchase ______ shares at $0.20 (twenty cents) each.
(ii)
Warrants to purchase ______ shares at $0.25 (twenty-five cents) each.
(iii)
Warrants to purchase ______ shares at $0.75 (seventy-five cents) each.

All warrants will be exercisable immediately upon issuance and will expire after three years. Warrants will not have a cashless exercise provision unless they are not registered within six (6) months of issuance.

c.
Both parties agree that the exchange of debt for equity contemplated by this Agreement shall occur once the Company has successfully raised a minimum of one million dollars ($1,000,000) in a new financing.

d.
A 10% blocker shall be effected such that the Creditor agrees to restrict its holdings of the Company’s Common Shares to less than 10% of the total number of the Company’s outstanding common shares at one point in time.

4.           Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Creditor:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The shares of Common Stock underlying the Securities (if any), when issued in accordance with the terms of the Securities, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer required by law.

5.           Representations and Warranties of the Creditor. Creditor hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):
(a)          Own Account. Creditor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Creditors to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Creditor’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Creditor is acquiring the Securities hereunder in the ordinary course of its business.
(c)          Creditor’s Status. At the time the Creditor was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.
(d)          Experience of Creditor. Creditor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Creditor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

6.           Release. The Creditor acknowledges and agrees that it shall have no further rights or interest in, and shall not receive any further consideration, payment or distribution of any kind with respect to, the Obligations. In such regard, the Creditor hereby waives, relinquishes, remises and releases all rights, claims, interests or liabilities, known and unknown, of any nature whatsoever in law or equity which the Creditor may previously have had or may now or hereafter have as against or to receive from the Company arising out of, resulting from or relating to the Obligations or any rights or interest of the Creditor with respect thereto.

7.           Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 under the Securities Act, to the Company or to an Affiliate of a Creditor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement. The Creditors agree to the imprinting of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

8.           Further Assurances. The Creditor shall hereafter, without further consideration, execute and deliver promptly to the Company such further consents, waivers, assignments, endorsements and other documents and instruments, and to take all such further actions, as the Company may from time to time reasonably request with respect to the exchange and satisfaction of the Obligations Interest and the consummation in full thereof.

9.           Successors and Assigns. This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

10.           Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals by signing this Agreement as of the day and year first above written.

[Signatures on Following Page]

Company:

GUIDED THERAPEUTICS, INC.

By: /s/Gene S. Cartwright
Name: Gene Cartwright
Title: CEO

Creditor:
____________________________________

Address: _____________________________

_____________________________

_____________________________